Exhibit (a)(1)(ii)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

If you are in any doubt about what action to take, we recommend that you immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

This document should be read in conjunction with the offer to purchase dated August 30, 2010, and any amendments or supplements thereto, which collectively constitute the “Offer to Purchase.” The definitions used in the Offer to Purchase apply in this Letter of Transmittal. All terms and conditions contained in the Offer to Purchase applicable to ADSs are deemed to be incorporated in and form part of this Letter of Transmittal.

LETTER OF TRANSMITTAL

To Transmit American Depositary Shares (“ADSs”)

Evidenced by American Depositary Receipts (“ADRs”),

Each ADS Representing one Preferred Share

of

NET SERVIÇOS DE COMUNICAÇÃO S.A.

To Enable the Receiving Agent Named Below to Tender the Underlying Preferred Shares

at

23.00 Brazilian reais per ADS (Before Deducting Fees and Expenses)

Pursuant to the Offer to Purchase dated August 30, 2010

to

EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A.—EMBRATEL

a subsidiary of

EMBRATEL PARTICIPAÇÕES S.A.

THE TENDER OFFER CAN BE ACCEPTED AND TENDERED SHARES CAN BE WITHDRAWN, IN THE CASE OF HOLDERS OF AMERICAN DEPOSITARY SHARES TENDERING THROUGH THE BANK OF NEW YORK MELLON, AS RECEIVING AGENT, BY 10:00 A.M., NEW YORK CITY TIME, AND IN THE CASE OF HOLDERS OF SHARES TENDERING DIRECTLY, BY 5:00 P.M., NEW YORK CITY TIME, IN EACH CASE ON SEPTEMBER 28, 2010, UNLESS THE TENDER OFFER IS EXTENDED OR EARLIER TERMINATED.

The tender offer is subject to certain conditions described in THE TENDER OFFER—Section 5—“Conditions to the Tender Offer” in the Offer to Purchase.

ADS holders that wish to participate in the tender offer through the receiving agent must pay the fees and expenses described in THE TENDER OFFER—Section 3—“Procedures for Participating in the Tender Offer” in the Offer to Purchase.

THE RECEIVING AGENT FOR THE OFFER:

THE BANK OF NEW YORK MELLON

By Mail:	By Hand or Overnight or Courier:

BNY Mellon Shareowner Services Attn: Corporate Action Department, 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	BNY Mellon Shareowner Services Attn: Corporate Action Department, 27th Floor 480 Washington Boulevard Jersey City, 07310

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Delivery of this Letter of Transmittal to Net Serviços de Comunicação S.A. (“Net”) or to The Depository Trust Company (“DTC”), the book-entry transfer facility for ADSs of Net, will not constitute valid delivery to the receiving agent. The instructions accompanying this Letter of Transmittal should be read carefully before the Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space provided and complete a Form W-9, W-8BEN or other applicable form, as appropriate. See Instruction 12 of this Letter of Transmittal.

THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TRANSMITTING ADSs AND THEREBY TENDERING PREFERRED SHARES UNDERLYING ADSs. DO NOT USE THIS LETTER OF TRANSMITTAL FOR TENDERING PREFERRED SHARES HELD DIRECTLY.

There is no separate tender offer being made in the United States to acquire ADSs. If a holder of ADSs, each representing one preferred share, no par value, of Net (“Preferred Shares”, wishes to participate in the tender offer, the holder may tender the Preferred Shares underlying its ADSs through The Bank of New York Mellon, as receiving agent, in accordance with the instructions set forth in this Letter of Transmittal. If the Preferred Shares represented by ADSs are accepted for purchase in the auction as described in THE TENDER OFFER—Section 2—“Acceptance for Payment and Payment for Shares” in the Offer to Purchase, those ADSs will be cancelled so that the underlying Preferred Shares may be sold.

Any holder of ADSs that wishes to tender the Preferred Shares underlying its ADSs through the receiving agent must, no later than the 10:00 a.m., New York City time (the “ADS Expiration Time”), on September 28, 2010 (such date, as it may be extended by us, the “Expiration Date”) either:

•

complete and sign this Letter of Transmittal in accordance with the instructions contained herein and deliver the completed Letter of Transmittal with the applicable American Depositary Receipts (“ADRs”) evidencing the ADSs, if the ADSs are in certificated form or if the ADSs are in uncertificated form ONLY a completed Letter of Transmittal and all other required documents to the receiving agent; or

•

request that its broker, dealer, commercial bank, trust company or other nominee effect the tender through the procedures of DTC by sending an Agent’s Message (as defined in Instruction 2 herein) to the receiving agent’s account at DTC.

The receiving agent will then contact a broker authorized to conduct trades on the BM&FBOVESPA—Bolsa de Valores, Mercadorias e Futuros (the “São Paulo Stock Exchange”) to tender the Preferred Shares underlying the ADSs in the auction as described in THE TENDER OFFER—Section 2—“Acceptance for Payment and Payment for Shares” in the Offer to Purchase. The auction is currently scheduled to occur at 2:00 p.m., New York City time, on September 29, 2010 (such date, as it may be extended, the “Auction Date”).

As an alternative to tendering the Preferred Shares underlying its ADSs through the receiving agent, an ADS holder may also surrender its ADSs to JPMorgan Chase Bank N.A. (“JPMorgan Chase Bank”), as ADS depositary, withdraw the Preferred Shares underlying the ADSs from the ADS program and participate directly in the tender offer as a holder of Preferred Shares as described in THE TENDER OFFER—Section 3—“Procedures for Participating in the Tender Offer” in the Offer to Purchase. If you wish to be able to withdraw until the beginning of the auction on the Auction Date, you will need to surrender your ADSs to JPMorgan Chase Bank, as ADS depositary, pay any applicable fee to JPMorgan Chase Bank in order to withdraw the Preferred Shares underlying the ADSs from the ADS program and participate directly in the tender offer as a holder of Preferred Shares as described above. ADS holders electing to participate directly in the tender offer as holders of Preferred Shares should allow sufficient time to take all necessary steps and make all required arrangements described in THE TENDER OFFER—Section 3 —“Procedures for Participating in the Tender Offer” in the Offer to Purchase.

This Letter of Transmittal cannot be used to tender Preferred Shares, except insofar as Preferred Shares are represented by ADSs. If you hold Preferred Shares that are not represented by ADSs, you can only tender such shares in the tender offer by following the instructions in the Offer to Purchase. See Instruction 10 of this Letter of Transmittal.

A duly completed Letter of Transmittal accompanied by ADRs evidencing ADSs, or an Agent’s Message (as defined in Instruction 2 herein) accompanied by confirmation of a book-entry transfer of ADSs through DTC, and other required documents delivered to the receiving agent by a holder of ADSs will be deemed (without any further action by the receiving agent) to constitute acceptance by such holder of the tender offer with respect to the Preferred Shares represented by such ADSs, upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal.

After purchase by Empresa Brasileira de Telecomunicações S.A.—Embratel (“Embratel”) of the Preferred Shares underlying the ADSs tendered through the receiving agent (subject to any pro rata reduction of the shares purchased as described in the Offer to Purchase) and receipt by the receiving agent of payment of the consideration for those Preferred Shares, the receiving agent will pay to the applicable holders of ADSs the U.S. dollar equivalent (based on the spot market exchange rate on the date the receiving agent is notified that its broker has received payment in Brazilian reais, net of expenses for converting Brazilian reais to U.S. dollars) of R$23.00 per Preferred Share (for reference, equivalent to approximately U.S.$13.11 per ADS based on the PTAX exchange rate of U.S.$1.00 = R$1.7540 on August 27, 2010), minus (1) a fee of up to U.S.$5.00 per 100 ADSs or portion thereof for the cancellation of the ADSs representing Preferred Shares purchased in the tender offer, (2) the combined fee of 0.035% of the purchase price payable to the São Paulo Stock Exchange and the Central Depositária da BM&FBOVESPA (the BM&FBOVESPA Central Depositary or “Central Depositary”), as described in THE TENDER OFFER—Section 1—“Terms of the Tender Offer and Expiration Date” in the Offer to Purchase, and (3) the holder’s pro rata portion of the fee or commission charged by the receiving agent’s broker to tender Preferred Shares underlying ADSs on behalf of ADS holders participating in the tender offer. The ADS cancellation fee is payable to JPMorgan Chase Bank, as depositary under the deposit agreement governing Net’s ADSs. In addition, ADS holders must pay any taxes or governmental charges payable in connection with the cancellation of ADSs representing Preferred Shares purchased in the tender offer. ADS holders will receive the purchase price for ADSs representing Preferred Shares accepted for purchase in the tender offer in cash by check or, in the case of ADSs held through DTC, by means of delivery of funds to the account maintained at DTC by the tendering participant. Except in the limited circumstances described under SPECIAL FACTORS—Certain Rights of Shareholders Following the Tender Offer—Subsequent Offer Period and Shareholder Put Right, no interest will be paid on the purchase price for the ADSs, regardless of any extension of, or amendment to, the tender offer or any delay in making payment for the ADSs.

In the event of an inconsistency between the terms and procedures set forth in this Letter of Transmittal and the Offer to Purchase, the terms and procedures set forth in the Offer to Purchase shall govern. Please contact D. F. King & Co. Inc., the U.S. information agent for the tender offer, at 48 Wall Street, New York, NY 10005, telephone: (800) 859-8508, to discuss any inconsistency.

BOX 1: DESCRIPTION OF ADSs REPRESENTING PREFERRED SHARES TO BE TENDERED

Name(s) and address(es) of registered holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADR(s))		ADSs representing Preferred Shares to be tendered (attach additional list if necessary)(1)

	ADR Serial Number(s)(2)	Total Number of ADSs Evidenced by ADRs	Number of ADSs Representing Preferred Shares To Be Tendered

Total ADSs

(1)	Unless otherwise indicated, it will be assumed that all the Preferred Shares underlying ADSs (including any Net’s ADSs held in uncertificated form in my account) delivered to the receiving agent are being tendered. See Instruction 4. You must complete Box 4 in accordance with the instructions set out therein and, if appropriate, Boxes 2 and 3.

(2)	If you cannot present some or all of you Net ADR certificate(s), you must contact J.P. Morgan Chase, the Net Depositary at 1-800-990-1135 (from the U.S.) and 1-651-453-2128 (from outside the U.S.). See Instruction 11

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: The Bank of New York Mellon, as receiving agent:

The undersigned hereby instructs the receiving agent to tender the Preferred Shares represented by the above-described ADSs in the tender offer in Brazil, upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the ADRs and any other required documents delivered to the receiving agent in connection herewith will be deemed (without any further action by the receiving agent) to constitute acceptance of the tender offer by the undersigned with respect to the Preferred Shares represented by the above-described ADSs, subject to withdrawal rights described in THE TENDER OFFER—Section 4—“Withdrawal Rights” in the Offer to Purchase and the terms and conditions set forth in this Letter of Transmittal. See Instruction 13 of this Letter of Transmittal.

The undersigned understands that acceptance of the tender offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between the undersigned and Embratel upon the terms and subject to the conditions set forth in the Offer to Purchase.

The undersigned hereby delivers to the receiving agent the ADRs evidencing the above-described ADSs for tender to Embratel of the Preferred Shares represented by such ADSs, in accordance with the terms and conditions set forth in the Offer to Purchase and this Letter of Transmittal.

Upon the terms and conditions set forth in the Offer to Purchase (including, if the tender offer is extended or amended, the terms and conditions of any such extensions or amendments) and to the extent permitted under applicable law, subject to and effective upon the acceptance for purchase of the Preferred Shares represented by ADSs validly tendered herewith in accordance with the terms and conditions set forth in the Offer to Purchase, the undersigned hereby sells, assigns and transfers to, or upon the order of, Embratel all right, title and interest in and to all the Preferred Shares represented by ADSs being tendered hereby. In addition, the undersigned irrevocably constitutes and appoints the receiving agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the ADSs and the Preferred Shares represented by such ADSs, with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), to (a) cancel the ADSs representing the Preferred Shares purchased in the tender offer and deliver the Preferred Shares represented by such ADSs or transfer the ownership of such Preferred Shares with all accompanying evidences of transfer and authenticity to, or upon the order of, Embratel, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the Preferred Shares represented by such ADSs, all in accordance with the terms set forth in the Offer to Purchase.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Shares underlying the ADSs evidenced by ADRs tendered hereby and that when the Preferred Shares underlying the ADSs are purchased by Embratel, Embratel will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the Preferred Shares will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the receiving agent or Embratel to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Shares represented by ADSs tendered hereby.

The undersigned agrees to ratify each and every act or action that may be done or effected by any director of, or other person nominated by, Embratel or its respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder. The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford Embratel or the receiving agent or their respective agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and actions and execute all such documents as may be required to enable Embratel or the receiving agent to secure the full benefits of this Letter of Transmittal.

All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender is irrevocable, subject to the withdrawal rights described in THE TENDER OFFER—Section 4—“Withdrawal Rights” in the Offer to Purchase.

Unless otherwise indicated herein in Box 2: “Special Issuance Instructions” or Box 3: “Special Delivery Instructions,” the undersigned hereby instructs the receiving agent to:

(i) issue the check for the purchase price for the Preferred Shares represented by ADSs purchased in the tender offer, and/or

(ii) cause to be issued any ADRs evidencing ADSs which represent Preferred Shares not tendered or purchased in the tender offer, in the name(s) of the registered holder(s) appearing herein in Box 1: “Description of ADSs Representing Preferred Shares To Be Tendered.”

In the event that Box 2: “Special Issuance Instructions” is completed, the undersigned hereby instructs the receiving agent to:

(i) issue the check for the purchase price for the Preferred Shares represented by ADSs purchased in the tender offer, and/or

(ii) cause to be issued any ADRs evidencing ADSs which represent Preferred Shares not tendered or purchased in the tender offer,

in each case, in the name(s) of the person or persons so indicated.

In the event that Box 3: “Special Delivery Instructions” is completed, the undersigned hereby instructs the receiving agent to:

(i) mail, or cause to be mailed, the check for the purchase price for the Preferred Shares represented by ADSs purchased in the tender offer, and/or

(ii) return, or cause to be returned, any ADRs evidencing any ADSs which represent Preferred Shares not tendered or purchased in the tender offer (and accompanying documents, as appropriate),

in each case, to the address(es) of the person or persons so indicated.

In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the receiving agent to credit the undersigned’s account maintained at DTC with (i) the purchase price for the Preferred Shares represented by ADSs purchased in the tender offer, and (ii) ADSs representing any Preferred Shares not tendered or purchased in the tender offer. The undersigned recognizes that the receiving agent will not transfer any ADSs from the name of the registered holder thereof if Embratel does not purchase any of the Preferred Shares represented by ADSs so tendered.

The terms and conditions contained in the Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this Letter of Transmittal, which shall be read and construed accordingly. This Letter of Transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the Offer to Purchase shall not be made, until the ADSs representing the Preferred Shares being tendered and all other required documentation have been received by the receiving agent as provided in the Offer to Purchase and this Letter of Transmittal.

Unless you complete Box 3: “Special Delivery Instructions,” the address of the holder inserted in Box 1: “Description of ADSs Representing Preferred Shares To Be Tendered” is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

BOX 2: SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if ADR(s) evidencing ADSs representing Preferred Shares not tendered or not purchased in the tender offer and/or the check for the purchase price of the Preferred Shares represented by ADSs purchased in the tender offer are to be issued in the name of and sent to someone other than the undersigned or if ADSs representing Preferred Shares tendered by book-entry transfer that are not purchased in the tender offer are to be returned by credit to an account maintained at DTC other than that designated above.

Issue ☐ Check ☐ ADR to:

Name:

(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

(Please also complete the attached Form W-9 or Form W-8BEN, or other applicable form, as appropriate)

BOX 3: SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if ADR(s) evidencing ADSs representing Preferred Shares not tendered or not purchased in the tender offer and/or the check for the purchase price of the Preferred Shares represented by ADSs purchased in the tender offer are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue ☐ Check ☐ ADR to:

Name:

(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

(Please also complete the attached Form W-9 or Form W-8BEN, or other applicable form, as appropriate)

BOX 4:

SIGN HERE

(Please also complete the attached Form W-9 or Form W-8BEN, or other applicable form, as appropriate)

______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________
(Signature(s) of All Holder(s))

Dated: , 2010

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s). If signed by person(s) to which the ADS(s) represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s)	___________________________________________________________________________________________________________

(Please Print)
Name of Entity:	________________________________________________________________________________________________________

Capacity (full title):	_____________________________________________________________________________________________________

Address:	______________________________________________________________________________________________________________

(Include Zip Code)

Telephone Number (including area code):	____________________________________________________________________________________

Taxpayer Identification or Social Security No.:	_______________________________________________________________________________

GUARANTEE OF SIGNATURE(S)

(If required, see Instructions 1, 2, 5 and 13)

Authorized Signature

Name (Please Print)

Name of Financial Institution

Address

Zip Code

Telephone Number (including area code)

Dated: , 2010

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (which include most commercial banks, savings and loan associations and brokerage houses) that is a participant in good standing in the Securities Transfer Agents Medallion Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP), or the Stock Exchanges Medallion Program (SEMP) or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the ADSs representing Preferred Shares tendered herewith and such holder(s) have not completed either Box 2: “Special Issuance Instructions” or Box 3: “Special Delivery Instructions” herein, or (b) if the Preferred Shares underlying such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and ADSs. This Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. An Agent’s Message must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the receiving agent at DTC pursuant to the procedures for book-entry transfer. ADRs evidencing ADSs or confirmation of any book-entry transfer into the receiving agent’s account at DTC of ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or an originally signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message and any other documents required by this Letter of Transmittal, must be delivered to the receiving agent at one of its addresses set forth herein prior to the ADS Expiration Time, on the Expiration Date. If ADRs are forwarded to the receiving agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or an originally signed facsimile thereof) must accompany each such delivery.

The term “Agent’s Message” means a message transmitted by means of DTC to, and received by, the receiving agent and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the DTC participant tendering Preferred Shares underlying ADSs that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Embratel may enforce such agreement against the participant.

The method of delivery of ADRs and all other required documents is at the sole option and risk of the tendering holders of ADSs. ADRs will be deemed delivered only when actually received by the receiving agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no number of underlying Preferred Shares that would represent a fractional ADS will be purchased. By executing this Letter of Transmittal, all tendering ADS holders waive any right to receive any notice of the purchase of Preferred Shares underlying their ADSs by Embratel.

3. Inadequate Space. If the space provided herein is inadequate, the serial numbers of the ADRs, the total number of ADSs evidenced by such ADRs, the number of ADSs representing the Preferred Shares tendered and any other required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders. If preferred shared underlying fewer than all of the ADSs evidenced by ADRs delivered to the receiving agent are to be tendered, fill in the number of ADSs representing Preferred Shares to be tendered in Box 1: “Number of ADSs Representing Preferred Shares To Be Tendered.” In such case, new ADRs evidencing the remainder of the ADSs will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in Box 3: “Special Delivery Instructions” on this Letter of Transmittal, as soon as practicable after the date on which the Preferred Shares underlying such ADSs are purchased in the tender offer. All Preferred Shares underlying the ADSs delivered to the receiving agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs representing Preferred Shares tendered hereby, the signature(s) must correspond to the name(s) as written on the face of the ADRs evidencing those ADSs without any alteration or change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

If any of the ADSs representing Preferred Shares tendered hereby is owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal. If any of the ADSs representing Preferred Shares tendered in the tender offer is registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

If this Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Embratel of their authority to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs representing Preferred Shares tendered hereby, the ADRs evidencing the ADSs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on such ADRs. Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. The registered holder(s) of the ADSs listed and transmitted hereby must pay any stock transfer taxes (a) with respect to the transfer of ADSs and the sale of the Preferred Shares underlying such ADSs to Embratel or the holder’s sell order pursuant to the Offer to Purchase and (b) if ADSs representing Preferred Shares not tendered or purchased in the tender offer are to be registered in the name of any person(s) other than the registered holder(s), with respect to the transfer to such person(s). Any such stock transfer taxes (whether imposed on the registered holder(s) or any other person(s)) will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADSs listed and transmitted hereby.

7. Special Issuance and Delivery Instructions. If the payment for ADSs representing Preferred Shares purchased in the tender offer and/or ADRs evidencing ADSs representing Preferred Shares not tendered or purchased in the tender offer is or are to be issued in the name of a person other than the signatory of this Letter of Transmittal or if such payment is to be sent and/or such ADRs are to be returned to a person other than the signatory of this Letter of Transmittal or to an address other than that indicated in Box 1: “Description of ADSs Representing Preferred Shares To Be Tendered,” the appropriate Special Delivery Instructions (Box 3) and/or Special Issuance Instructions (Box 2) on this Letter of Transmittal should be completed.

8. Waiver of Conditions. Embratel, in accordance with the terms set forth in the Offer to Purchase, has reserved the right to waive all or any of the conditions to the tender offer described in THE TENDER OFFER—Section 5—“Conditions to the Tender Offer” in the Offer to Purchase, in whole or in part, until 8:00 a.m., New York City time, on the Auction Date.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent at the addresses and telephone numbers set forth on the back cover of this Letter of Transmittal.

10. Holders of Preferred Shares. Holders of ADSs may use this Letter of Transmittal to tender the Preferred Shares underlying their ADSs. This Letter of Transmittal cannot be used to tender Preferred Shares, except insofar as Preferred Shares are represented by ADSs. If you hold Preferred Shares that are not represented by ADSs, you can only tender such shares in the tender offer by following the instructions in THE TENDER OFFER—Section 3—“Procedures for Participating in the Tender Offer”—“Direct Holders of Preferred Shares” in the Offer to Purchase. Please refer to the Offer to Purchase for more information and contact the information agents with any questions.

11. Lost, Destroyed or Stolen ADRs. If any ADR(s) evidencing ADS(s) have been lost, destroyed, mutilated or stolen, the holder should complete and sign this Letter of Transmittal and return it to the receiving agent indicating the number of ADR(s) that have been lost, destroyed, mutilated or stolen in Box 1: “Description of ADSs Representing Preferred Shares To Be Tendered”, or call J.P. Morgan Chase, the ADS Depository at 1-800-990-1135 (from the US) and 1-651-453-2128 (from outside the US) for further instructions as to the steps that must be taken in order to replace the ADR(s). This Letter of Transmittal and related documents cannot be processed, and the Preferred Shares underlying the ADSs evidenced by such ADR(s) cannot be tendered, until the procedures for replacing lost or destroyed ADR(s) have been complied with.

12. Taxpayer Identification Number; 28% Backup Withholding. Under U.S. federal income tax law, a holder that tenders Preferred Shares represented by ADSs in the tender offer is required to provide the receiving agent either (a) a properly completed Form W-9, a copy of which is attached hereto as Exhibit A, with its correct taxpayer identification number (“TIN”), if the holder is a U.S. person, or (b) if the holder is not a U.S. person, a properly completed Form W-8BEN, a copy of which is attached hereto as Exhibit B, or a properly completed Form W-8IMY, or other applicable form, as appropriate, available at the website of the Internal Revenue Service (the “IRS”). The Form W-9 attached hereto contains instructions for completing it. Instructions for completing Form W-8BEN are available on the website of the IRS.

Under U.S. federal income tax law, payment of cash by the receiving agent may be subject to U.S. backup withholding tax at a rate of 28% unless the holder establishes entitlement to an exemption. If backup withholding applies, the receiving agent is required to withhold 28% of any payments to be made to the holder. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The receiving agent cannot refund amounts withheld by reason of backup withholding.

In order to avoid such backup withholding, each holder delivering ADSs to the receiving agent should (a) provide its TIN and certify, under penalties of perjury, that the TIN so provided is correct and that (i) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for an exemption. In general, if such holder is an individual, the TIN is his or her social security number. If the receiving agent is not provided with the correct TIN, such holder may be subject to a $50 penalty imposed by the IRS and payments that are made to such holder with respect to ADSs representing Preferred Shares tendered and accepted for purchase in the tender offer may be subject to backup withholding. A holder that makes a false statement with no reasonable basis that results in no backup withholding is subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject the holder to criminal penalties, including fines and/or imprisonment.

13. Withdrawal Rights. Tenders of Preferred Shares underlying ADSs through the receiving agent may be withdrawn at any time prior to the ADS Expiration Time, on the Expiration Date, unless the tender offer is extended. See THE TENDER OFFER—Section 4—“Withdrawal Rights” in the Offer to Purchase.

For a withdrawal of a tender of Preferred Shares underlying ADSs through the receiving agent to be effective, an originally signed written notice of withdrawal must be received by the receiving agent at the address set forth above no later than the ADS Expiration Time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person that tendered the Preferred Shares to be withdrawn, (ii) in the case of a tender by book-entry transfer, specify the name and number of the account at DTC to be credited with the ADSs representing the withdrawn Preferred Shares and otherwise comply with the procedures of DTC, (iii) contain a statement that such holder is withdrawing its election to tender the Preferred Shares underlying its ADSs, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Preferred Shares were tendered (including any required signature guarantees), and (v) specify the number of ADSs representing the Preferred Shares to be withdrawn, if not ADSs representing all of the Preferred Shares tendered by the holder. All questions as to the validity, form and eligibility (including time of receipt) of such notices of withdrawal will be determined by Embratel, whose determination shall be final and binding on all parties. Any Preferred Shares underlying ADSs so withdrawn will be deemed to not have been validly tendered for purposes of the tender offer, and no cash will be paid with respect thereto unless the Preferred Shares so withdrawn are validly retendered. If an ADS holder withdraws Preferred Shares underlying ADSs from the tender offer, the ADRs evidencing those ADSs will be returned promptly after the proper withdrawal of the Preferred Shares underlying the ADSs or, in the case of ADSs transferred through DTC, the ADSs representing properly withdrawn Preferred Shares will be credited to the account at DTC from which they were transferred as soon as practicable after proper withdrawal. Properly withdrawn Preferred Shares underlying ADSs may be retendered by following the procedures described above at any time prior to the ADS Expiration Time, on the Expiration Date.

Please note that if you are an ADS holder and you wish to be able to withdraw until the beginning of the auction on the Auction Date, you must surrender your ADSs to JPMorgan Chase Bank, as ADS depositary, withdraw the underlying Preferred Shares from the ADS program and participate directly in the tender offer as a holder of Preferred Shares, as set forth in THE TENDER OFFER—Section 3—“Procedures for Participating in the Tender Offer” in the Offer to Purchase. You must allow sufficient time to complete all necessary steps and make all required arrangements before the Expiration Date.

Important: This Letter of Transmittal, together with the ADRs, or an Agent’s Message (as defined in Instruction 2 herein), together with confirmation of book-entry transfer of ADSs through DTC, and all other required documents, must be received by the receiving agent on or prior to the ADS Expiration Time, on the Expiration Date, unless the tender offer is extended.

Exhibit A—Form W-9

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership

☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶							☐	Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 17

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

Form W-9 (Rev. 10-2007)	Page 18

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

Form W-9 (Rev. 10-2007)	Page 19

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

Form W-9 (Rev. 10-2007)	Page 20

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Exhibit B—Form W-8 BEN

Form W-8BEN (Rev. February 2006) Department of the Treasury Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner

for United States Tax Withholding

▶  Section references are to the Internal Revenue Code.     ▶  See separate instructions.

▶  Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for: Instead, use Form:

•	A U.S. citizen or other U.S. person, including a resident alien individual W-9
•	A person claiming that income is effectively connected with the conduct of a trade or business in the United States W-8ECI
•	A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)W-8ECI or W-8IMY
•

A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions) W-8ECI or W-8EXP

Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.

•	A person acting as an intermediary W-8IMY

Note: See instructions for additional exceptions.

Part I	Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner	2 Country of incorporation or organization

3	Type of beneficial owner:	☐ Individual	☐ Corporation	☐ Disregarded entity	☐ Partnership	☐ Simple trust
	☐ Grantor trust ☐ Central bank of issue	☐ Complex trust ☐ Tax-exempt organization	☐ Estate ☐ Private foundation	☐ Government	☐ International organization

4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.
City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)
5 Mailing address (if different from above)
City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)
6 U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN	7 Foreign tax identifying number, if any (optional)
8 Reference number(s) (see instructions)

Part II	Claim of Tax Treaty Benefits (if applicable)

  9    I certify that (check all that apply):

a	☐	The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
b	☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
c	☐	The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
d	☐	The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
e	☐	The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10    Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article  of the treaty identified on line 9a above to claim a  % rate of withholding on (specify type of income):

Explain the reasons the beneficial owner meets the terms of the treaty article:

Part III	Notional Principal Contracts

11   ☐  I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV	Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

2 The beneficial owner is not a U.S. person,

3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner’s share of a partnership’s effectively connected income, and

4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here	▶
		Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions.			Cat. No. 25047Z Form W-8BEN (Rev. 2-2006)
Printed on Recycled Paper

The U.S. information agent

for the tender offer is:

D. F. King & Co. Inc.

48 Wall Street

New York, NY 10005 ]

Banks and brokers call collect: (212) 269-5550

All others call collect: (800) 859-8508

Email: netservicos@dfking.com